Events after the reporting period - Announcement of merger (Details) - Announcement of merger with Kismet Acquisition One Corp - Kismet Acquisition One Corp shares in Millions, $ in Millions	Feb. 01, 2021 USD ($) shares
Disclosure of non-adjusting events after reporting period [line items]
Purchase price	$ 1,900
Cash payments to be received by entity	150
Amount to be received by existing shareholders, pro-rata to their pre-money shareholdings	$ 150
Percentage of shareholding to be rolled in combined company	82.00%
Earn-Out shares to be received by founders and the management | shares	20.0
Earn-Out shares term	3 years